EXHIBIT 10.6

                                                                 Execution Copy

                                  July 16, 2007

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA  01111

Jefferies Capital Partners IV LLC
520 Madison Avenue
New York, New York 10022

     Re:  Executive Compensation Arrangements

Dear Sirs:

     Reference is made to (i) the Securities  Purchase  Agreement (the "Purchase
Agreement"),  dated as of the date  hereof,  among  NovaStar  Financial  Inc., a
Maryland  corporation  (the  "Company"),  Massachusetts  Mutual  Life  Insurance
Company,  a mutual life  insurance  company  ("MassMutual"),  Jefferies  Capital
Partners IV L.P.,  Jefferies  Employee  Partners IV LLC and JCP  Partners IV LLC
(collectively,   "Jefferies"  and,   together  with  MassMutual,   collectively,
"Investors"),   (ii)  the  Registration   Rights  and   Shareholders   Agreement
("Registration Rights and Shareholders Agreement"), dated as of the date hereof, among the Company and the Investors,  (iii) the Standby Purchase  Agreement (the
"Standby  Purchase  Agreement" and,  together with the Purchase  Agreement,  the
Registration Rights and Shareholders  Agreement and the agreements  contemplated thereby, the "Transaction  Agreements"),  dated as of the date hereof, among the
Company and the Investors.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     The  undersigned,  a  stockholder  and an officer  and/or  director  of the
Company  (the "Key  Employee")  understands  that the Company and the  Investors intend to enter into the  Transaction  Agreements,  which,  among other  things, contemplate  that the  Company  will  issue and sell to the  Investors,  and the
Investors  will  purchase from the Company  shares of the  Company's  Series D-1
Preferred  Shares  and Series  D-2  Preferred  Shares.  In  connection  with the transactions  contemplated by the Transaction Agreements,  the Investors and the
Key  Employee  have  agreed  in  principle  with  respect  to  the  compensation arrangements  for the Key  Employee  set forth on Annex A attached  hereto  (the
"Compensation Arrangements"),  which Compensation Arrangements the Investors and the Key Employee  acknowledge  and agree  remain  subject to the approval of the
Board of Directors of the Company  and/or the  shareholders  of the Company,  as applicable,  and  to  definitive  legal  documentation  in  form  and  substance reasonably  satisfactory  to the  Investors  and the Key  Employee.  The Company
acknowledges  that its  Board of  Directors  has  authorized  and  approved  the
Company's  entry into this  letter  agreement  and  approved  in  principle  the
Compensation  Arrangements.  The  Investors and the Key Employee each agree that they shall use their respective reasonable best efforts to work with the Company and its Board of Directors to implement the  Compensation  Arrangements.  In the event that it is not possible to effectuate  the  Compensation  Arrangements  as currently  contemplated  on Annex A, the Key  Employee  and the  Investors  each hereby agree that they shall consult with each other and

negotiate in good faith to provide the Key Employee  with a set of  compensation awards that are as nearly as equivalent in terms of the economic value, risk and reward,  retention  characteristics  and  commitment to the long-term  growth in equity value to the Compensation Arrangements.

     In recognition of the benefits that (a) the  transactions  contemplated  by the Transaction Agreements will confer upon the Key Employee as a stockholder of the Company, (b) the Compensation Arrangements will confer upon the Key Employee as an officer and/or director of the Company and (c) for other good and valuable consideration,  the receipt and sufficiency of which are hereby  acknowledged by the Key Employee, the Key Employee hereby agrees with the Investors that, during the period  beginning  on the date of this  letter  agreement  and ending on the three year  anniversary of the date of this letter  agreement,  the Key Employee will not,  without  the prior  written  consent of both  Investors,  directly or indirectly,  (i)  offer,  pledge,  sell,  contract  to sell,  sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise  dispose of or transfer  (each, a
"Transfer") any shares of the Company's  common stock, par value $0.01 per share
(the "Common  Stock") or any  securities  convertible  into or  exchangeable  or exercisable for Common Stock, whether now owned or hereafter acquired by the Key
Employee or with respect to which the Key Employee has or hereafter acquires the power of disposition,  or file, or cause to be filed, any registration statement under  the  Securities  Act of 1933,  as  amended,  with  respect  to any of the foregoing  (collectively,  the "Lock-Up Securities") or (ii) enter into any swap or any other agreement or any transaction  that transfers,  in whole or in part, directly or  indirectly,  the economic  consequence  of ownership of the Lock-Up
Securities, whether any such swap or transaction is to be settled by delivery of
Common Stock or other securities, in cash or otherwise;  provided, however, that the  restrictions  set forth in this paragraph  shall be of no further force and effect (A) in the event that the Investors (or their respective Affiliates),  at any time,  sell or  otherwise  dispose of more than 20% in the  aggregate of the then  outstanding  (x) Series D-1  Preferred  Shares  purchased  pursuant to the
Purchase  Agreement  (which shall  include the Common  Shares  and/or Series D-2
Preferred Shares into which such Series D-1 Preferred  Shares may convert),  (y)
Series D-2  Preferred  Shares  which the  Investors  may  purchase in the Rights
Offering  (which  shall  include  the Common  Shares  into which such Series D-2
Preferred  Shares may  convert)  and (z) Series D-2  Preferred  Shares which the
Investors may purchase  pursuant to the Standby Purchase  Agreement (which shall include  the  Common  Shares  into which such  Series D-2  Preferred  Shares may convert) or (B) upon the death or permanent mental or physical incapacity of the
Key  Employee.  The Key  Employee  also agrees and consents to the entry of stop transfer  instructions  with the Company's  transfer agent and registrar against the transfer of the Lock-Up  Securities  except in compliance with the foregoing restrictions.

     Notwithstanding  the  foregoing,  the Key Employee may Transfer the Lock-Up
Securities without the prior written consent of the Investors,  as follows:  (i)
to satisfy  the Key  Employee's  income  tax  obligations  arising  from the Key
Employee's  receipt of the REIT  Dividends;  provided,  that the sale of Lock-Up
Securities  by the Key  Employee  shall not  occur on or prior to the  six-month anniversary  of the date of the Key  Employee's  receipt of the REIT  Dividends;
(ii) in connection with the Key Employee's participation in the Rights Offering;
provided, that (A) the Key Employee shall not Transfer any Lock-Up Securities in connection  with the Key Employee's  participation  in the Rights  Offering on a date that is on or prior to the six month  anniversary  of the date on which the
Key Employee purchases  securities of the Company in the Rights Offering and (B)
the amount of Lock-Up  Securities the Key Employee  Transfers in connection with his participation in the Rights Offering shall be materially the same as the amount of  securities  purchased  by the Key  Employee in the Rights
Offering (as determined on an as-converted  basis); (iii) to serve as collateral pledged by the Key  Employee as security  for  obligations  of the Key  Employee under any bona  fide  loan or  financing  arrangement;  provided,  that all such pledged  Lock-Up  Securities  in the  aggregate do not exceed 25% of the Lock-Up
Securities  held by the Key Employee at the time of such pledge;  (iv) following the 12-month anniversary of the date of this letter agreement,  the Key Employee shall be permitted to Transfer up to 25% of the Lock-Up  Securities  held by the
Key  Employee  as of such  12-month  anniversary  to the extent that the Trading
Price of the Common Stock equals or exceeds $10 per share as of the date of this letter agreement (which Trading Price shall be adjusted to take into account any stock splits,  combinations  or stock  dividends  (including  the REIT Dividend)
effected by the Company after the date of this letter agreement);  (v) following the 24-month anniversary of the date of this letter agreement,  the Key Employee shall be permitted to Transfer up to an additional 25% of the Lock-Up Securities held by the Key Employee as of such 24-month  anniversary to the extent that the
Trading Price of the Common Stock equals or exceeds $13 per share as of the date of this letter  agreement  (which  Trading  Price shall be adjusted to take into account any stock splits,  combinations or stock  dividends  (including the REIT
Dividend) effected by the Company after the date of this letter agreement); (vi)
for estate planning  purposes to any trust for the direct or indirect benefit of the Key Employee or the Immediate Family of the Key Employee,  provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein,  and  provided  further  that any such  Transfer  shall  not  involve  a disposition for value; and (vii) any other voluntary Transfer to a member of the
Immediate Family of the Key Employee,  provided that the Immediate Family member agrees to be bound in writing by the restrictions set forth herein, and provided further that any such Transfer shall not involve a disposition for value.

     For  purposes of this letter  agreement,  (a)  "Trading  Price"  means with respect to shares of Common  Stock,  on any day, that are (i) listed on a United
States securities exchange, the weighted average of the last sales price of such stock for the ten Business  Day period  prior to such day on the largest  United
States securities exchange on which such stock shall have traded on such day, or if such day is not a day on which a United  States  securities  exchange is open for trading, on the immediately  preceding day on which such securities exchange was open,  and (ii) not listed on a United  States  securities  exchange but are included in The NASDAQ Stock Market System (including the NASDAQ Global Market), the last sales  price on such  system of such shares on such day, or if such day is not a  trading  day,  on the  immediately  preceding  trading  day;  and  (b)
"Immediate  Family" means any relationship by blood,  marriage or adoption,  not more remote than first cousin.

     The Key Employee also hereby agrees to waive any applicable "change of control"  provisions set forth in the Key Employee's  Employment  Agreement with respect to the transactions contemplated by the Transaction Agreements.

                     [Remainder of Page Intentionally Blank]

                                       Very truly yours,

                                       Signature:  /s/ Michael L. Bamburg
                                                 -------------------------------

                                       Print Name:  Michael L. Bamburg
                                                  ------------------------------

Agreed and Acknowledged:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:  Babson Capital Management LLC,
     its investment adviser

By:  /s/ Larry N. Port
   ------------------------------
   Name:  Larry N. Port
   Title:  Managing Director

JEFFERIES CAPITAL PARTNERS IV L.P.
JEFFERIES EMPLOYEE PARTNERS IV LLC
JCP PARTNERS IV LLC

By:  JEFFERIES CAPITAL PARTNERS IV LLC,
     as Manager

By:  /s/ Brian P. Friedman
   ------------------------------
   Name:  Brian P. Friedman
   Title:  Managing Member

NOVASTAR FINANCIAL, INC.

By:  /s/ Gregory S. Metz
   ------------------------------
   Name:  Gregory S. Metz
   Title:  Senior Vice President, Chief Financial Officer and Assistant Secretary

                                     ANNEX A

                     KEY EMPLOYEE COMPENSATION ARRANGEMENTS

1. Awards to the Key Employee under the NovaStar Financial, Inc. Executive Bonus
Plan shall only be payable in Restricted  Shares in a manner consistent with the terms of the Key Employee's existing compensation arrangements with the Company.

2. The Key Employee will be entitled to receive 1,000,000 Options subject to the following terms and conditions:

     a) Initial  strike price for the Options  shall equal the weighted  average conversion price of the Convertible Shares owned by the Investors (following the issuance of the REIT Dividends)

     b) Options will vest 100% on the three year anniversary of the date of this letter agreement

     c) The Key  Employee  will  forfeit 100% of the Options if the Key Employee has  not  remained  continuously  employed  by the  Company  during  the  period beginning  on the date of this  letter  agreement  and  ending on the three year anniversary of the date of this letter agreement

3. The Key  Employee  will not be entitled to receive  any  long-term  incentive awards under the Company's employee benefit plans during the period beginning on the date of this letter  agreement and ending on the three year  anniversary  of the date of this letter agreement.  Following the three year anniversary of this letter  agreement,  the Compensation  Committee of the Board of Directors of the
Company shall be permitted to approve and grant  long-term  incentive  awards to the Key Employee.